Hosted Services Agreement

EXHIBIT 10.22

AMENDMENT NO. 24 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 24 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of February 5, 2012, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; (xvi) Amendment No. 17 dated as of February 1, 2010; (xvii) Amendment No. 18 dated as of March 15, 2010; (xviii) Amendment No. 19 dated as of June 25, 2010; (xix) Amendment No. 20 dated as of November 1, 2010; (xx) Amendment No. 21 dated as of March 1, 2011; (xxi) Amendment No. 22 dated as of February 1, 2012; and (xxii) Amendment No. 23 dated as of February 5, 2012 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to replace Section 4.16 – Data Transmission. Section 4.16, Data Transmission, of the Agreement is hereby deleted and replaced in its entirety as follows:

4.16

Customer is directing NAVITAIRE to transmit data to Customer approved third parties, which may include Confidential Information of Customer and/or Personally Identifiable Information of the passengers of Customer, in order to facilitate the provision of Hosted Services.

2

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

Navitaire LLC
Signature:
Printed Name:
Title:
Date:
VRG Linhas Aereas S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

2

NAVITAIRE Proprietary and Confidential